UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)
                                February 9, 2005

                          ----------------------------


                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

                                                                 33-0976805
       33-0976805                                              (IRS Employer
(Commission File Number)                                     Identification No.)


                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and zip code)

                                  905-787-8225
                             (Registrant's telephone
                          number, including area code)

                                Autocarbon, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     As previously reported under Item 2.01 of the Current Report on Form 8-K by Global Pharmatech, Inc. (the "Company"), filed with the Securities and Exchange Commission (the "Commission") on February 15, 2005 (the "February 15, 2005 8-K"), the Company completed its acquisition of Natural Pharmatech, Inc., a British Virgin Islands corporation ("Natural Pharmatech"), pursuant to a Share Purchase Agreement, dated as of January 24, 2005 (the "Purchase Agreement"), by and among the Company and the shareholders of Natural Pharmatech. Under the terms of the Purchase Agreement, the Company agreed to acquire 100% of Natural Pharmatech's shares in exchange for 80% of the Company's issued and outstanding common stock, par value $0.0001 per share, to be issued to the Natural Pharmatech shareholders after accounting for the issuance of such shares to the Natural Pharmatech shareholders.

     The description of the acquisition included in the Company's February 15, 2005 8-K is incorporated by reference herein. This Current Report on Form 8-K/A is being filed to complete the financial statements and exhibits records with respect to the February 15, 2005 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

     (c)  Exhibits.

     Exhibit Number                      Description
     --------------                      -----------

         99.1             Financial statements of business acquired

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.


Date:  April 25, 2005               By: /s/ Xiaobo Sun
                                       -----------------------------------------
                                    Name:  Xiaobo Sun
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

     Exhibit Number                      Description
     --------------                      -----------

         99.1             Financial statements of business acquired